SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
            [x]  Preliminary Proxy Statement
            [ ]  Confidential, for use of the Commission Only
                    (as permitted by Rule 14a-6(e)(2))
            [ ]  Definitive Proxy Statement
            [ ]  Definitive Additional Materials
            [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or
                    (ss.) 240.14a-12

                Bull & Bear U.S. Government Securities Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)    Per unit price or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11  (Set  forth the  amount on which the  filing  fee is calculated and state how it was determined):
     (4)    Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:
[ ]         Fee paid previously with preliminary materials.
[           ] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

Notes:

                BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.

                ------------------------------------------------


                    Notice of Special Meeting of Stockholders

                ------------------------------------------------



To the Stockholders:

            Notice is hereby given that a Special Meeting of Stockholders of Bull & Bear U.S. Government Securities Fund, Inc., a Maryland corporation (the "Fund") will be held at the offices of ____________ at ___________ on _____________, 1999 at ___:00 a.m., local time, for the following purposes:

1. To consider and vote upon approval of the Fund's independent auditors for the fiscal year ending June 30, 1999.

2. To consider and vote upon amendment of the Fund's charter to change the Fund's name to Bexil U.S. Government Securities Fund, Inc.

3. To act upon, if presented, a stockholder proposal.

            Only stockholders of record at the close of business on __________ are entitled to receive notice of and to vote at the meeting.


                                    By Order of the Board of Directors



                                    Deborah Ann Sullivan
                                    Secretary


New York, New York
-----------

                BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.

                ------------------------------------------------


                                 PROXY STATEMENT

                ------------------------------------------------


                         Special Meeting of Stockholders
                             To Be Held ____________

     This Proxy Statement, dated ________________,is furnished in connection with a solicitation of proxies by the Board of Directors of Bull & Bear U.S. Government Securities Fund, Inc., a Maryland corporation (the "Fund"), to be exercised at the Special Meeting of Stockholders of the Fund to be held at the offices of __________________ at ________________ on ______________ at ___:00
a.m., local time, and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of
Stockholders.   Only  stockholders  of  record  at  the  close  of  business  on
________________ ("Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a later dated and properly executed proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the date hereof, the Fund had _____________ shares of common stock issued and outstanding entitled to be voted at the Meeting. Stockholders of the Fund will vote as a single class. It is estimated that proxy materials will be mailed to stockholders of record on or about ________, 1999. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200. The Fund's investment manager is CEF Advisers, Inc. (the "Investment Manager"), whose address is 11 Hanover Square, New York, New York 10005.


PROPOSAL 1: TO APPROVE INDEPENDENT AUDITORS

     The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. On March 4, 1998, the Fund's Board of Directors adopted a resolution changing the Fund's fiscal year end from June 30 to December 31. At a Board meeting held on September 9, 1998, the Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker, who served as the Fund's independent auditors for the Fund's fiscal year ended June 30, 1998, for the fiscal period ending December 31, 1998 The selection was submitted to stockholders for ratification or rejection at the Fund's annual meeting on December 18, 1998 and was rejected. On December 23, 1998, the Board of Directors rescinded its prior resolution to change the fiscal year of the Company, resulting in the current fiscal year of the Fund being July 1, 1998 to June 30, 1999.

     Under the 1940 Act, if the selection of an accountant has been rejected, the vacancy so occurring may be filled at a subsequent meeting of stockholders which shall be called for the purpose by the affirmative vote of (a) 67% of the Fund's voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the Fund's outstanding voting securities, whichever is less. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Sanville & Company for the fiscal period ending June 30, 1999 at a Board meeting held on March 3, 1999. Accordingly, the selection by the Fund's Board of Sanville & Company as independent auditors for such fiscal period is submitted to stockholders for approval. Apart from its fees received as independent auditors, neither Sanville & Company nor any of its partners has a direct, or material indirect, financial interest in the Fund or its Investment Manager. A representative of Tait, Weller &

Baker is not expected to be present at the Meeting. A representative of Sanville & Company is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF SANVILLE & COMPANY AS INDEPENDENT AUDITORS OF THE FUND.



PROPOSAL 2: AMENDING THE FUND'S CHARTER TO CHANGE THE FUND'S NAME

     It is proposed that the charter of the Fund be amended to change the Fund's name to "Bexil U.S. Government Securities Fund, Inc." The Fund's Board of Directors determined that the name change was advisable and approved the proposed name, subject to stockholder approval, at a meeting held on March 3, 1999. The text of the amendment approved and advised by the Board of Directors is set forth as Exhibit A hereto.

     At a meeting held on July 16, 1998, the Fund's Board of Directors had determined that an amendment to the Fund's charter to change the Fund's name to "Bexil Corporation" was advisable and approved the proposed name, subject to stockholder approval, to enhance the acceptance of the Fund's shares in the marketplace. Although the Fund's Board submitted the amendment for consideration at the 1998 Annual Meeting of Stockholders of the Fund, it was not approved.

     Pursuant to an agreement dated December 17, 1998, on March 31, 1999 (the "Closing"), the parent corporation of the Investment Manager ("Parent") assigned to an unaffiliated third party all its right, title and interest in and to the name "Bull & Bear" ("Name"). Parent further agreed that it shall (i) use its reasonable best efforts to, (ii) cause its subsidiaries to use their reasonable best efforts to and (iii) use its reasonable best efforts to cause the Fund and the other funds in the investment company complex ("Complex") to use their reasonable best efforts to, within 90 days following the Closing, remove or obliterate the Name or any name, mark or logo similar thereto from any materials or property of Parent, its subsidiaries and the Complex, and neither Parent, its subsidiaries nor the Complex shall, after the date that is 90 days after the Closing Time, in any way use materials or property, whether or not in existence at the Closing Time, that bear the Name or any name, mark or logo similar thereto.

     Article XIV of the Fund's charter provides that the name "Bull & Bear" included in the name of the Fund shall be used pursuant to a royalty-free nonexclusive license from Parent or a subsidiary of Parent. The license may be withdrawn by Parent or its subsidiary at any time in their sole discretion, in which case the Fund shall have no further right to use the name "Bull & Bear" in its corporate name or otherwise and the Fund, the holders of its capital stock and its officers and directors, shall promptly take whatever action may be necessary to change its name accordingly. Parent withdrew the license to "Bull & Bear" on March 3, 1999, effective upon Closing.

     Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities.


THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AMENDING THE FUND'S CHARTER TO CHANGE THE FUND'S NAME.


PROPOSAL 3

     The Fund has been notified by Karpus Management Inc., d/b/a Karpus Investment Management, Inc., of its intention to present the proposal set forth below for consideration at the Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL, AND YOUR PROXY WILL BE SO VOTED "AGAINST" UNLESS YOU SPECIFY OTHERWISE.

                                    PROPOSAL
Karpus Investment Management proposes: The Investment Management Agreement dated September 12, 1996, as the same may have been amended, extended, or restated, between Bull & Bear Advisers, Inc. and Bull & Bear U.S. Government Securities Fund, Inc. shall be terminated promptly following the meeting of stockholders of the Fund at which this proposal is approved.

                              SUPPORTING STATEMENT

October 1996, Management of BBG recommended the Fund format be changed from open to closed end, subsequently approved by shareholders. This resulted in the Fund's market price declining from $14.75 (October 4, 1996) to $13.50 (January 8, 1999). If the Fund had remained an open-ended, shareholders would be realizing $14.35 per share, based on net asset value (January 8, 1999).

September 1997, Management recommended changing from a conservative bond to a "balanced fund". KIM protested this change based on belief the discount to NAV could widen further. In July 1998, Management again filed preliminary proxy materials to change to a balanced format. KIM voiced opposition. Again, the Fund abandoned the proposal. Management announced commencing October 19, 1998; the Fund would start investing in equities, without shareholder approval, up to 35% of Fund's assets. KIM believes because of the poor performance demonstrated in the open-end funds containing equities managed by Bull & Bear Advisers, Inc. a superior-performing manager should be found.

KIM believes the Fund has generated inadequate returns for shareholders. From October 4, 1996 through January 8, 1999 the Funds' annualized return equaled 3.1852% (including dividends reinvested). The simple price appreciation was an annual equivalent of -3.84 %. The Merrill-Lynch 1-10 year U.S. Treasury Index generated a 7.71% annualized return (based on total return, same time period). KIM believes the Fund has seriously under performed, based on this comparison.

The Fund's Management is not maintaining reasonable expenses. At the annual meeting shareholders rejected the Fund's Auditor, indicating their sentiment about approval of high expenses. Management is pursuing (KIM's opinion) frivolous litigation against KIM seeking damages of less than $27,000. KIM believes the legal fees supporting this ridiculous action should be borne by the Advisor, not the Fund. KIM further believes, the Auditor and Board should not allow legal fees of this sort to be charged to the Fund. Fund Managment is the ultimate beneficiary of these actions by receiving investment management fees.

KIM believes that Management has deceived shareholders. The Fund has admitted that the name change of the Fund has been rejected by the Shareholders, yet in ultimate arrogance, announced that it will be doing business under the name of BEXIL.

KIM is seeking shareholder support to replace the Management of the Fund with a new Manager and Advisor that will work for the betterment of shareholders. This manager will be receptive to open-ending the Fund and increasing shareholder value by closing the discount to net asset value.

                                 END OF PROPOSAL

     Approval of the stockholder proposal requires the affirmative vote of (a) 67% of the Fund's voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                             ADDITIONAL INFORMATION

     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of the Record Date by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.


Name of Officer or Director                         Number of Shares
-------------------------------------  -----------------------------------------
Steven A. Landis

Joseph Leung
Frederick A. Parker, Jr.
Deborah Ann Sullivan
Bassett S. Winmill
Thomas B. Winmill
Douglas Wu

     Parent and its subsidiaries, of which Bassett S. Winmill may be deemed a controlling person, also own in the aggregate ____________ Fund shares, constituting _____% of the Fund's outstanding shares. Mr. Winmill disclaims beneficial ownership of such shares.

     The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting constitutes a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. A broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power to vote the shares) or an abstention (collectively, "abstentions"), will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 1, 2, and 3.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will bear the cost of soliciting proxies. In addition, the Fund will retain D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $_______ plus expenses, primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the shareholder has received the Fund's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a shareholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-431-9646.

     To the knowledge of the management of the Fund, as of the record date, the following purported to beneficially own 5% or more of the outstanding shares of the Fund: Karpus Management Inc., d/b/a Karpus Investment Management, Inc. ("Karpus"), 14-A Tobey Village Office Park, Pittsford, New York 14534, owned, according to a Schedule 13D filed by Karpus on ____________ ____________ shares or _______% of the Fund's total outstanding shares. On February 19, 1998, Karpus filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005, which was dismissed with prejudice on October 1, 1998. On

February 19, 1998, the Fund filed a lawsuit against Karpus in the United States District Court for the Southern District of New York, 98 Civ. 1190. On December 22, 1998, Karpus filed a lawsuit against the Fund in the United States District Court for the District of Maryland, 98-CV-4161 and the Fund has made counterclaims.

Discretionary Authority, Submission Deadlines

     No business may come before the Meeting other than that specified in the Notice of Special Meeting of Stockholders. With respect to Proposal 1, in the event Sanville & Company is not approved, shares represented by executed and unrevoked proxies confer discretionary authority to vote on other auditors proposed at the Meeting, and any procedural matters. The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is July 20, 1999 and the date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is considered untimely for purposes of Rule 14a-4(c) of the 1934 Act is October 19, 1999. In addition to any other applicable requirements, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Fund in the manner set forth in the Fund's By-laws. As of the date hereof, the Fund's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Fund (a) in the case of an annual meeting, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth
(60th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) calendar day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. For the foregoing purposes, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Fund with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules and regulations thereunder) of the 1940 Act.

     As set forth in the Fund's charter, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.


Notice to Banks, Broker/dealers and Voting Trustees and Their Nominees

     Please advise the Fund, at its principal executive offices, to the attention of Deborah Ann Sullivan, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

     The charter of Bull & Bear U.S. Government Securities Fund, Inc. shall be amended by striking Article II and inserting in lieu thereof the following:



                                 ARTICLE II NAME

     The name of the corporation (hereinafter called the "Corporation") is Bexil U.S. Government Securities Fund, Inc.

                             Your vote is important!


        Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to Bull & Bear U.S. Government Securities Fund, Inc. c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230, so that your shares can be represented at the Meeting.



           Please fold and detach card at perforation before mailing.



Bull & Bear U.S. Government Securities Fund, Inc.  Proxy/Voting Instruction Card

--------------------------------------------------------------------------------


This proxy is solicited by and on behalf of the Fund's Board of Directors for the Special Meeting of Stockholders on _______________, and at any postponement or adjournment thereof.

The undersigned stockholder of Bull & Bear U.S. Government Securities Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Thomas B. Winmill and Deborah Ann Sullivan and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held at the offices of ______________, on ___________ at __:00 a.m. and at any postponement or adjournment thereof ("Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR Proposals 1 and 2 and AGAINST Proposal 3 and in their discretion on any other matter that may properly come before the Meeting.


                                        Sign here as name(s) appear to the left.


                                                       -------------------------



                                                       -------------------------

               Signature(s) should be exactly as name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                                                   Dated: , 1999

                Proxy to be signed and dated on the reverse side.
           Please fold and detach card at perforation before mailing.






Bull & Bear U.S. Government Securities Fund, Inc.

                              Please mark your votes as in this example: [X]
--------------------------------------------------------------------------------


Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope.


The Board of Directors Unanimously Recommends That You Vote "FOR" Proposals 1 and 2, and Your Proxy Will Be So Voted Unless You Specify Otherwise.


1. To approve the Fund's independent auditors for the fiscal year ending June 30, 1999.


 |_|      FOR               |_|       AGAINST               |_|       ABSTAIN


2. To amend the Fund's charter to change the Fund's name to Bexil U.S. Government Securities Fund, Inc.


 |_|      FOR               |_|       AGAINST               |_|       ABSTAIN


The Board of Directors Unanimously Recommends That You Vote "AGAINST" Proposal 3, and Your ProxyWill Be So Voted Unless You Specify Otherwise.

3. To act upon, if presented by a stockholder, Proposal 3.


 |_|      FOR               |_|       AGAINST               |_|       ABSTAIN